                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             KANKAKEE BANCORP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed: 2/26/2002

     -------------------------------------------------------------------------


Notes:



Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                             ----------------------
                             KANKAKEE BANCORP, INC.
                             ----------------------

               310 South Schuyler Avenue
               P.O. Box 3                             (815) 937-4440
               Kankakee, IL 60901-0003            Fax (815) 937-3674







                                                                  March 11, 2002

Dear Fellow Stockholder:

     On behalf of the board of directors and management of Kankakee Bancorp, Inc., we cordially invite you to attend the tenth annual meeting of stockholders of Kankakee Bancorp. The meeting will be held at 10:00 a.m., on Friday, April 26, 2002, at Sully's-Sullivan's Warehouse, a banquet facility located at 555 South West Avenue, Kankakee, Illinois 60901.

     The two individuals whom your board of directors has nominated to serve as directors are each incumbent directors. In addition to the election of the two directors, stockholders are being asked to ratify the appointment of McGladrey & Pullen, LLP, as auditors for Kankakee Bancorp. Accordingly, your board of directors unanimously recommends that you vote your shares for each of the director nominees and in favor of the ratification of our accountants.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed BLUE proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save us additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

     A copy of our annual report to stockholders for the year 2001 is also enclosed. Thank you for your attention to this important matter.

                                Very truly yours,


     /s/ William Cheffer                   /s/ Larry D. Huffman



     William Cheffer                       Larry D. Huffman
     Chairman of the Board                 President and Chief Executive Officer

                             ----------------------
                             KANKAKEE BANCORP, INC.
                             ----------------------

                310 South Schuyler Avenue
                P.O. Box 3                             (815) 937-4440
                Kankakee, IL 60901-0003            Fax (815) 937-3674



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 26, 2002

     Notice is hereby given that the annual meeting of stockholders of Kankakee Bancorp, Inc. will be held at 10:00 a.m., local time, on Friday, April 26, 2002 at Sully's-Sullivan's Warehouse, a banquet facility located at 555 South West Avenue, Kankakee, Illinois 60901. The annual meeting is for the purpose of considering and acting upon:

     1.   The election of two directors of Kankakee Bancorp;

     2. The ratification of the appointment of McGladrey & Pullen, LLP, as auditors of Kankakee Bancorp for the fiscal year ending December 31, 2002; and

     3. To act upon such other business as may properly come before the annual meeting or any adjournments or postponements of the meeting.

     We are not aware of any other business to come before the annual meeting. Any action may be taken on any one of the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned or postponed. Stockholders of record at the close of business on March 4, 2002 are the stockholders entitled to vote at the annual meeting and any adjournments or postponements of the meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the meeting may be adjourned or postponed in order to permit further solicitation of proxies by Kankakee Bancorp.

     You are requested to complete, sign and date the enclosed BLUE proxy card, which is solicited on behalf of the board of directors, and to mail it promptly in the enclosed postpaid return envelope.

                                            By Order of the Board of Directors


                                            /s/ Michael A. Stanfa



                                            Michael A. Stanfa
                                            Secretary

Kankakee, Illinois
March 11, 2002


--------------------------------------------------------------------------------
 IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                             KANKAKEE BANCORP, INC.

                       --------------------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 26, 2002

                       --------------------------------


         This proxy statement is being furnished to stockholders in connection with the solicitation by our board of directors of proxies to be used at the annual meeting to be held at Sully's-Sullivan Warehouse, a banquet facility located at 555 South West Avenue, Kankakee, Illinois, on Friday, April 26, 2002 at 10:00 a.m., or at any adjournments or postponements of the meeting. The accompanying notice of meeting, BLUE proxy card and this proxy statement are first being mailed to stockholders on or about March 11, 2002. Certain of the information provided in this proxy statement relates to Kankakee Federal Savings Bank, our wholly owned subsidiary.

         The following is information regarding the meeting and the voting process, presented in a question and answer format.

Why am I receiving this proxy statement and proxy card?

         You are receiving a proxy statement and proxy card from us because on March 4, 2002, you owned shares of Kankakee Bancorp's common stock. This proxy statement describes the matters that will be presented for consideration by the stockholders at the annual meeting. It also gives you information concerning the matters to assist you in making an informed decision.

         When you sign the enclosed proxy card, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy card, thereby ensuring that your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

         If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the form, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

What matters will be voted on at the meeting?

         You are being asked to vote on the election of two directors of Kankakee Bancorp for a term expiring in 2005 as well as the ratification of McGladrey & Pullen, LLP as our independent auditors for the 2002 fiscal year. These matters are more fully described in this proxy statement.

How do I vote?

         You may vote either by mail or in person at the meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy card to indicate how you want your shares voted, your shares will be voted as you instruct.

         If you sign and return your proxy card but do not mark the form to provide voting instructions, the shares represented by your proxy card will be voted "for" both nominees named in this proxy statement and "for" the ratification of our auditors.

         If you want to vote in person, please come to the meeting. We will distribute written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a legal proxy from your broker in order to vote in person at the meeting. Even if you plan to attend the meeting, you should complete, sign and return your proxy card in advance of the meeting just in case your plans change.

What does it mean if I receive more than one BLUE proxy card from us?

         It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL BLUE proxy cards to ensure that all your shares are voted.

If I hold shares in the name of a broker, who votes my shares?

         If you received this proxy statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct. Please complete, execute and return the proxy card in the envelope provided by your broker.

What if I change my mind after I return my proxy?

         If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

         . signing another proxy with a later date and returning that proxy to our proxy solicitor;

         .   sending notice to us that you are revoking your proxy; or

         .   voting in person at the meeting.

         If you hold your shares in the name of your broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy.

How many votes do we need to hold the annual meeting?

         A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the meeting in order to hold the meeting and conduct business.

         Shares are counted as present at the meeting if the stockholder either:

         .   is present and votes in person at the meeting; or

         .   has properly submitted a signed proxy card.

         On March 4, 2002, the record date, there were 1,241,793 shares of common stock issued and outstanding. Therefore, at least 620,897 shares need to be present at the annual meeting in order to hold the meeting and conduct business.

What happens if a nominee is unable to stand for re-election?

         The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. You cannot vote for more than two nominees. The board has no reason to believe any nominee will be unable to stand for re-election or serve for his term if re-elected.

What options do I have in voting on each of the proposals?

         You may vote "for" or "withhold authority to vote for" each nominee for director. You may vote "for," "against" or "abstain" on any other proposal that may properly be brought before the meeting. Abstentions will be considered in determining the presence of a quorum but will not affect the vote required for the ratification of our auditors or election of directors.

How many votes may I cast?

         Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The BLUE proxy card included with this proxy statement indicates the number of shares owned by an account attributable to you.

How many votes are needed for each proposal?

         The two individuals receiving the highest number of votes cast "for" their election will be elected as directors of Kankakee Bancorp.

         The ratification of our auditors and all other matters, must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes will not be counted as entitled to vote, but will count for purposes of determining whether or not a quorum is present on the matter.

Where do I find the voting results of the meeting?

         We will announce the results of the voting as soon as possible after the meeting. We will also disclose the voting results in our Form 10-Q for the quarter ended June 30, 2002.

Who bears the cost of soliciting proxies?

         We will bear the cost of soliciting proxies. We have retained Morrow & Company to assist, as necessary, in the solicitation of proxies, for a fee estimated to be approximately $40,000 plus reasonable out-of-pocket expenses. In addition to solicitations by mail, officers, directors or employees of Kankakee Bancorp or Kankakee Federal may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

         The following table sets forth information as of February 22, 2002, regarding share ownership of:

         . those persons or entities known by us to beneficially own more than five percent of our common stock;

         . each executive officer named in the summary compensation table with the exception of Mr. Michael A. Stanfa and Mr. William Cheffer who are listed on page 5 as nominees for director and Mr. Larry D. Huffman who is listed on page 6 as a continuing director; and

         .   all directors and officers as a group.

The nature of beneficial ownership for shares listed in this table is sole voting and investment power, except as set forth in the footnotes to the table. Inclusion of shares shall not constitute an admission of beneficial ownership or voting or investment power over the shares.

Beneficial Owner              Shares Beneficially Owned         Percent of Class
----------------              -------------------------         ----------------

Investors of America, Limited Partnership/(1)/..............          105,000       8.47%
135 North Meramec
Clayton, Missouri 63141

Jeffrey L. Gendell/(2)/ .....................................         109,100       8.80%
200 Park Avenue, Suite 3900
New York, New York 10166

Private Capital Management, L.P./(3)/ .......................         120,419       9.71%
8889 Pelican Bay Blvd., Suite 500
Naples, Florida 34103

Lawrence B. Seidman/(4)/ ....................................          70,850       5.71%
100 Misty Lane
Parsippany, New Jersey 07054

Ronald J. Walters/(5)/ ......................................           8,249          *
Vice President, Treasurer and
Chief Financial Officer

Gerald C. Chantome/(6)/ .....................................          32,499       2.61%
Senior Vice President

Directors and executive officers ..........................           167,524      13.38%
    of Kankakee Bancorp as a group (13 persons)/(7)/

_______________________

*    Less than 1.0%

(1) This information is as reported to the Securities and Exchange Commission on a Schedule 13G dated January 10, 2002.

(2) This information is as reported to the Securities and Exchange Commission on a Schedule 13D/A dated January 23, 2002. Mr. Gendell reported holding such shares individually and as the managing member of Tontine Management, LLC and as the general partner of Tontine Financial Partners, L.P.

(3) This information is as reported to the Securities and Exchange Commission on a Schedule 13G/A dated February 19, 2002. Private Capital Management, L.P. has shared power to vote the shares and to dispose of the shares.

(4) This information is as reported to the Securities and Exchange Commission on a Schedule 13D dated January 7, 2002. Mr. Seidman reported holding such shares individually and through control of Seidman and Associates L.L.C., Seidman Investment Partnership, L.P., Kerrimatt, LP, Federal Holdings L.L.C. and Pollack Investment Partnership, L.P. The Schedule 13D was also filed individually by Dennis Pollack and Robert Williamson.

(5) The amount reported includes 2,629 shares held in the 401(k) plan for the benefit of Mr. Walters, over which shares he has shared voting and sole investment power. The amount reported also includes 4,228 shares allocated to Mr. Walters under our employee stock ownership plan, with respect to which shares Mr. Walters has sole voting and no investment power, and 192 shares held by Mr. Walters' spouse, with respect to which shares Mr. Walters has no voting or investment power.

(6) Includes 4,865 shares held in the 401(k) plan for the benefit of Mr. Chantome, over which shares he has shared voting and sole investment power. The amount reported also includes 3,709 shares allocated to Mr. Chantome under our employee stock ownership plan, with respect to which shares Mr. Chantome has sole voting and no investment power, 3,225 shares held by Mr. Chantome's spouse, with respect to which shares he has no voting or investment power and 5,950 shares subject to options granted under our stock option plan and which are exercisable, over which shares he has no voting and sole investment power. Mr. Chantome retired effective January 31, 2002.

(7) This amount includes shares held directly, including 11,810 shares subject to options granted under our stock option plan which are deemed to be exercisable, as well as shares allocated to participant accounts under our employee stock ownership plan, shares held in retirement accounts and shares held by certain members of the named individuals' families or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors and officers may be deemed to have sole or shared voting and investment power.

                              ELECTION OF DIRECTORS

General

         Our board of directors currently consists of seven members. The board is divided into three classes, each of which contains approximately one-third of the board. One class of directors is elected annually. Our directors are generally elected to serve for a three-year period or until their respective successors are elected and qualified.

         The table below sets forth information, as of February 22, 2002, regarding the members of and nominees to our board of directors, including each director's term of office. The board of directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the board of directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the annual meeting FOR the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of a substitute nominee recommended by the board of directors. At this time, we do not know of any reason why any nominee may refuse or be unable to serve as a director, if re-elected. Except as disclosed in the proxy statement, there are no arrangements or understandings between the nominees and any other person pursuant to which a nominee was selected.

         The board of directors unanimously recommends that stockholders vote FOR each of the nominees for director.

                                    NOMINEES

                                                                                  Shares of
                                                                                    Common
                                                                          Term       Stock        Percent
                                       Position(s) Held      Director      to      Beneficially     of
Name                           Age    in Kankakee Bancorp    Since/(1)/  Expire     Owned/(2)/     Class
----                           ---    -------------------    --------    ------     --------       -----
William Cheffer/(3)/ .........  71    Chairman of the         1988       2005         23,000        1.85%
                                      Board

Michael A. Stanfa/(4)/ .......  52    Executive Vice          1995       2005         13,966        1.13%
                                      President,
                                      Secretary and
                                      Director

                         DIRECTORS CONTINUING IN OFFICE

                                                                                             Shares of
                                                                                              Common
                                                                                  Term        Stock       Percent
                                            Position(s) Held        Director       to      Beneficially     of
Name                             Age       in Kankakee Bancorp      Since/(1)/   Expire      Owned/(2)/    Class
----                             ---       -------------------      ----------   ------      --------      -----
Charles C. Huber/(5)/ ........    78         Director                 1979        2003         22,170      1.79%

Mark L. Smith/(6)/ ...........    52         Director                 2001        2003          3,200         *

Wesley E. Walker/(7)/ ........    66         Director                 1986        2003         11,718         *

Brenda L. Baird/(8)/ .........    40         Director                 2000        2004          2,900         *

Larry D. Huffman/(9)/ ........    55         President, Chief         1992        2004         13,400      1.08%
                                             Executive Officer
                                             and Director

-----------------------
*       Less than 1.0%

(1) Includes service as a director of Kankakee Federal prior to the incorporation of the Company in 1992.

(2) Amounts reported include shares held directly, including shares subject to options granted under our stock option plan which are presently exercisable, as well as shares which are held in retirement accounts and shares held by members of the named individuals' families or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective director may be deemed to have sole or shared voting and/or investment power. Inclusion of shares shall not constitute an admission of beneficial ownership or voting or investment power over included shares. The nature of beneficial ownership for shares listed in this table is sole voting and investment power, except as set forth in the following footnotes.

(3) The amount reported includes 14,000 shares held by Mr. Cheffer's spouse, with respect to which shares Mr. Cheffer has no voting or investment power.

(4) The amount reported includes 2,881 shares held in the 401(k) plan for the benefit of Mr. Stanfa, over which shares Mr. Stanfa has shared voting and sole investment power. The amount reported also includes 3,741 shares allocated to Mr. Stanfa under our employee stock ownership plan, with respect to which shares Mr. Stanfa has sole voting and no investment power.

(5) The amount reported includes 300 shares held in the Huber Family Trust, in which Mr. Huber is trustee and has sole voting and investment power.

(6) The amount reported includes 200 shares owned by Mr. Smith's spouse, over which he has no voting or investment power.

(7) On February 25, 2002 Mr. Walker exercised 1,860 options granted under our stock option plan. The amount reported includes 2,025 shares held jointly with his spouse, with respect to which Mr. Walker shares voting and investment power.

(8) The amount reported includes 2,250 shares subject to options granted under our stock option plan which are presently exercisable, with respect to which Ms. Baird has no voting and sole investment power.

(9) The amount reported includes 11,200 shares held jointly with his spouse, with respect to which Mr. Huffman shares voting and investment power.

         No member of the board of directors is related to any other member of the board of directors. No member of the board of directors is a member of a group which includes any other member of the board of directors for purposes of the Savings and Loan Holding Company Act and the Securities Act of 1933, as amended.

         The business experience of each director and nominee is set forth below. All directors have held their present positions for at least five years unless otherwise indicated.

         Brenda L. Baird. Ms. Baird is president and chief executive officer of Mobile Communications, located in Bourbonnais, Illinois. Ms. Baird served as the first female chairman of the Kankakee River Valley Chamber of Commerce and led the 1999 local United Way drive. She is a recipient of the Sam Walton Business Leadership Award and has served on the Illinois Department of Commerce and Community Affairs Small Business 100 Advisory Board, the National Independent Dealers Association and the Ameritech Cellular Dealer Council.

         William Cheffer. In February, 2000, Mr. Cheffer was asked to assume the positions of chairman, president and chief executive officer of Kankakee Bancorp and chairman of Kankakee Federal, upon the untimely death of Kankakee Bancorp's chief executive officer and during a search for a successor. He held those positions until April, 2001, when he continued as chairman of each of Kankakee Bancorp and Kankakee Federal. Prior to 2000, he had served as vice chairman of Kankakee Bancorp and Kankakee Federal. Mr. Cheffer has been a part of Kankakee Federal since 1952 and has served as its president and chief executive officer from 1990 through 1993. He also served as president and chief executive officer of Kankakee Bancorp during 1992 and 1993. He served as president and chief operating officer of Kankakee Federal from 1988 to 1990, and as senior vice president and secretary of Kankakee Federal from 1974 to 1988. Mr. Cheffer is chairman of the investment committee which oversees the corporate funds of Riverside Medical Center. He is also vice-chairman and chairman of the finance committee of the foundation at Riverside Medical Center.

         Charles C. Huber. Mr. Huber is a past chairman of the Kankakee County Economic Development Council. From 1987 to 1989, Mr. Huber served as president of the Kankakee Area Chamber of Commerce. From 1973 to 1987, Mr. Huber was employed as plant manager for Armstrong World Industries, a manufacturer of floor tile. He also served as trustee of Kankakee Community College for 23 years, serving as chairman for two years. Additionally, he was a director of Riverside Medical Center for 15 years and served as chairman for six years.

         Wesley E. Walker. Mr. Walker currently serves as the chairman of the Riverside Medical Center Foundation. Mr. Walker served as executive director of the YMCA located in Kankakee for 25 years, from 1970 to 1995. He was responsible for oversight of the YMCA's facility and 90 employees. In connection with his involvement in the YMCA, Mr. Walker has received many awards, including the National YMCA's "Award of Excellence", which he received in 1991 in recognition of his leadership abilities. He has also served as vice chairman of the Kankakee Area Chamber of Commerce board of directors. Since his retirement from the YMCA, he has been a consultant to seven local non-profit organizations.

         Larry D. Huffman. On April 1, 2001, Mr. Huffman became president and chief executive officer of both Kankakee Bancorp and Kankakee Federal. He previously served as vice chairman of both Kankakee Bancorp and Kankakee Federal. He served as president and chief executive officer of Kankakee Community College located in Kankakee, Illinois from 1987 until 2001. As president and chief executive officer of the college, Mr. Huffman's responsibilities included management of the fiscal and educational functions of the college. He has served on the boards of the Riverside Medical Center Foundation, the United Way of Kankakee County, the Kankakee Area Chamber of Commerce and the Kankakee Development Corporation. Mr. Huffman has also served as treasurer and is currently the chairman of the Kankakee County Economic Development Council board of directors.

         Mark L. Smith. On November 1, 2001, Mr. Smith became a director of Kankakee Bancorp and Kankakee Federal. Mr. Smith is president of Bacon, Smith, Koelling and Ohm P.C., a certified public accounting firm located in Kankakee, Illinois and managing member of Solutions for Wealth Management, LLC, a financial planning and investment advisory firm also located in Kankakee, Illinois. He also serves as treasurer of the Kankakee Development Corporation, chairman of St. Patrick's Catholic Church Administrative Committee, chairman of Bishop McNamara High School Finance Committee and as a member of Kankakee Community College Foundation Board. From 1997 through 2001, Mr. Smith was treasurer and a board member of Provena Hospital Corporation located in Frankfort, Illinois and from 1991 through 2000 was a board member and treasurer of Provena St. Mary's Hospital located in Kankakee, Illinois. In 1972, Mr. Smith received his certified public accountant certificate and in 1995 was accredited as a personal financial specialist by the American Institute of Certified Public Accountants.

         Michael A. Stanfa. Mr. Stanfa has served as executive vice president of Kankakee Bancorp since 1993 and has served as Secretary since its incorporation in 1992. In addition to his positions at Kankakee Bancorp, Mr. Stanfa is also senior vice president and secretary of Kankakee Federal and has been with the organization since 1986. Mr. Stanfa is also a member of the strategic planning committee, finance committee and the governing board of Provena St. Mary's Hospital and a trustee of the River Valley Metro Mass Transit District, having previously served as the first chairman of the district.

         Seidman & Associates, LLC has notified us of its intent to nominate Lawrence B. Seidman and Robert Williamson to the stand for election to the board of directors at the annual meeting. The board of directors urges you to return only the enclosed blue proxy card and to vote for the election of its nominees.

Section 16(a) Beneficial Ownership Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires that the directors, executive officers and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which the shares of common stock are traded. These persons are also required to furnish us with copies of all
Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us and, if appropriate, representations made to us by any reporting person concerning whether a Form 5 was required to be filed for 2001, we are not aware of any failures to comply with the filing requirements of
Section 16(a) during 2001, with the exception of a late filing reporting a mandatory grant of 400 shares under the bank incentive plan to Brenda L. Baird.

Meetings and Committees of the Board of Directors

         Meetings of our board of directors are generally held on a monthly basis. The board of directors met twelve times during 2001. During 2001, no incumbent director of Kankakee Bancorp attended fewer than 75% of the aggregate of the total number of board meetings and the total number of meetings held by the committees of the board of directors on which he or she served. In 2001, each director of Kankakee Bancorp was paid an annual retainer of $6,000. In addition, each of our directors who was not a salaried officer was paid a fee of $100 for each committee meeting attended. Our directors who are also salaried officers are not paid for committee meetings attended.

         The board of directors of Kankakee Bancorp has standing executive, audit, long range planning, and stock option and compensation committees.

         The executive committee is comprised of Messrs. Cheffer, Huffman, Huber and Walker. The executive committee meets on an as needed basis and exercises the power of the board of directors between board meetings. This committee met twice during 2001.

         The audit committee recommends independent auditors to the board, reviews the results of the auditors' services, reviews with management and the internal auditor the systems of internal control and internal audit reports and assures that our books and records are kept in accordance with applicable accounting principles and standards. The members of the audit committee are Messrs. Smith (chairman as of January 1, 2002), Walker and Huber and Ms. Baird. The audit committee of Kankakee Federal has an identical membership to that of Kankakee Bancorp and addresses many of the same issues. Kankakee Bancorp's and Kankakee Federal's audit committees met jointly four times during 2001.

         The long range planning committee monitors economic trends, long-range economic forecasts and makes recommendations for Kankakee Bancorp's and Kankakee Federal's long-range business plans. The members of this committee are Messrs. Cheffer, Huber, Huffman, Smith and Stanfa. During 2001 this committee met once. The entire board and the senior management team met jointly one additional time.

         The stock option and compensation committee is comprised of Messrs. Huber (chairman) and Walker and Ms. Baird. This committee is responsible for administering our stock option plan and reviews compensation and benefit matters. During 2001 this committee met five times.

         The entire board of directors acts as a nominating committee for selecting nominees for election as directors. While our board of directors will consider nominees recommended by stockholders, the board has not actively solicited such nominations. Pursuant to our bylaws, nominations by stockholders must be delivered in writing to the secretary at least 30 days before the date of the annual meeting and must otherwise comply with the provisions of the bylaws.

                             EXECUTIVE COMPENSATION

         Our executive officers do not receive any separate compensation for services performed in their capacities as officers of Kankakee Bancorp. However, for services performed for Kankakee Bancorp by certain officers, a percentage of the salary paid by Kankakee Federal for those officers is reimbursed by Kankakee Bancorp.

         The following table sets forth information regarding compensation paid or accrued to our chief executive officer and to each of our other most highly compensated executive officers of Kankakee Bancorp and Kankakee Federal whose aggregate salary and bonus exceeded $100,000 for 2001.

------------------------------------------------------------------------------------------------------------------------------
                                                 SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------
                                                                                        Long Term
                                                                                      Compensation
                                               Annual Compensation                       Awards
------------------------------------------------------------------------------------------------------------------------------
          (a)                (b)          (c)         (d)          (e)            (f)            (g)               (h)
                           Fiscal
                            Year                                               Restricted     Securities
                            Ended                             Other Annual       Stock        Underlying        All Other
        Name and          December                   Bonus    Compensation      Awards         Options/       Compensation
   Principal Position       31/st/    Salary($)/(1)/  ($)         ($)             ($)          SARs(#)            ($)
------------------------------------------------------------------------------------------------------------------------------
Larry D. Huffman            2001     $   105,000     $ ---      $  ---          $  ---        $ ---           $   ---
President and Chief
Executive Officer/(2)/
------------------------------------------------------------------------------------------------------------------------------

William Cheffer             2001     $    63,846     $ ---      $  ---          $  ---        $ ---           $   ---
Chairman of the Board       2000          51,462       ---         ---             ---          ---               ---
of Kankakee Bancorp/(3)/
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                        Long Term
                                                                                      Compensation
                                               Annual Compensation                       Awards
------------------------------------------------------------------------------------------------------------------------------
          (a)                (b)          (c)         (d)          (e)            (f)            (g)               (h)
                            Fiscal
                             Year                                               Restricted     Securities
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                            Ended                              Other Annual     Stock        Underlying        All Other
        Name and          December                     Bonus   Compensation     Awards        Options/       Compensation
   Principal Position      31/st/     Salary($)/(1)/    ($)        ($)           ($)          SARs(#)             ($)
------------------------------------------------------------------------------------------------------------------------------
Ronald J. Walters           2001      $  117,323      $ ---      $  ---        $  ---        $ ---           $12,041/(6)/
Vice President and          2000         112,250        ---         ---           ---          ---            17,295/(7)/
Chief Financial Officer     1999         108,849        ---         ---           ---          ---            11,974/(8)/
of Kankakee Bancorp
------------------------------------------------------------------------------------------------------------------------------

Michael A. Stanfa           2001      $  101,389      $ ---      $  ---        $  ---        $ ---           $10,406/(6)/
Executive Vice
President/(4)/
------------------------------------------------------------------------------------------------------------------------------

Gerald C. Chantome          2001      $  101,000      $ ---      $  ---        $  ---        $ ---           $10,366/(6)/
Senior Vice
President/(5)/
------------------------------------------------------------------------------------------------------------------------------

___________________________

(1)  Includes amounts deferred under the 401(k) plan.

(2) Mr. Huffman became president and chief executive officer on April 1, 2001. Mr. Huffman did not receive a salary from us prior to that date.

(3) Mr. Cheffer also served as president and chief executive officer until April 1, 2001.

(4) We were not required to report Mr. Stanfa's salary information in the past. Therefore, we are including only his information from 2001.

(5) We were not required to report Mr. Chantome's salary information in the past. Therefore, we are including only his information from 2001. Mr. Chantome retired effective January 31, 2002.

(6) Represents contributions made under Kankakee Federal's retirement plan and the cost to Kankakee Bancorp of share allocations made under our employee stock ownership plan in 2001. The dollar amounts of these contributions and allocations were $8,213 and $3,829 for Mr. Walters, $7,097 and $3,309 for Mr. Stanfa, and $7,070 and $3,296 for Mr. Chantome, respectively.

(7) Represents contributions made under Kankakee Federal's retirement plan and the cost to Kankakee Bancorp of share allocations made under our employee stock ownership plan in 2000. The dollar amounts of these contributions and allocations were $7,857 and $9,438 for Mr. Walters.

(8) Represents contributions made under Kankakee Federal's retirement plan and the cost to Kankakee Bancorp of share allocations made under our employee stock ownership plan in 1999. The dollar amounts of these contributions and allocations were $7,619 and $4,355 for Mr. Walters.

     The following table sets forth certain information concerning the number and value of stock options at December 31, 2001 held by the named executive officers.

-------------------------------------------------------------------------------------------------------
         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES
-------------------------------------------------------------------------------------------------------
                 Shares                      Number of Securities
                Acquired                    Underlying Unexercised         Value of Unexercised In-
                   on         Value         Options/SARs at FY-End          the-Money Options/SARs
      Name      Exercise     Realized               (#)(d)                     at FY-End ($)(e)
     (#)(a)      (#)(b)       ($)(c)     Exercisable Unexercisable        Exercisable Unexercisable
-------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Larry D. Huffman             2,025         31,423        2,200/(1)/      ---        $   42,735      $    ---
----------------------------------------------------------------------------------------------------------------
William Cheffer              3,000        $40,875        2,800/(2)/      ---        $   54,390      $    ---
----------------------------------------------------------------------------------------------------------------
Ronald J. Walters            1,500        $22,873        1,200/(3)/      ---        $   23,310      $    ---
----------------------------------------------------------------------------------------------------------------
Michael A. Stanfa              ---        $   ---        5,950/(4)/      ---        $  115,579      $    ---
----------------------------------------------------------------------------------------------------------------
Gerald C. Chantome             ---        $   ---        5,950           ---        $  115,579      $    ---
----------------------------------------------------------------------------------------------------------------

_______________________

(1)  Mr. Huffman exercised 2,200 of these options on February 20, 2002.

(2)  Mr. Cheffer exercised 2,800 of these options on January 4, 2002.

(3)  Mr. Walters exercised 1,200 of these options on January 18, 2002.

(4)  Mr. Stanfa exercised 5,950 of these options on February 4, 2002.

The Stock Option and Compensation Committee Report on Executive Compensation

     The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by us shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

     The stock option and compensation committee of the board of directors is comprised of three outside directors who are not employees or former employees of Kankakee Bancorp, Kankakee Federal or its predecessors, and is responsible for recommendations to the board for compensation of executive officers of Kankakee Federal and Kankakee Bancorp. At this time, no separate salary is paid by Kankakee Bancorp to its executive officers. However, a portion of the officers' Kankakee Federal salary is allocated to Kankakee Bancorp expense for work performed by the officers. In determining compensation, the following factors are generally taken into consideration:

     . Kankakee Federal maintains a base salary administration and performance program as well as an incentive plan. The purpose of the program is to provide equitable, competitive and performance-based salaries for all Kankakee Federal employees. The executive officers are reviewed on an annual basis by the president of Kankakee Federal, who makes compensation recommendations to the committee based upon salary level, performance and adjustments for items such as inflation. Information regarding industry comparisons and adjustments is provided by an independent consulting firm.

     . The performance of the executive officers in achieving the short and long term goals of Kankakee Bancorp is reviewed. Our long range planning committee is responsible for establishing these short and long term goals.

     . Payment of compensation is made commensurate with the ability and expertise of the executive officers.

     . An attempt is made to structure compensation packages so that they are competitive with similar companies.

The stock option and compensation committee considers the foregoing factors, as well as others, in determining compensation. There is no assigned weight given to any of these factors. In addition to salary and other benefits granted, officers may also participate in an incentive program based upon achievement of certain target performance levels.

         The committee also considers various benefits which have already been awarded, including those pursuant to Kankakee Federal's incentive plan, our employee stock ownership plan and our stock option plan, together with other perquisites in determining compensation. The committee believes that the benefits provided through the stock based plans more closely tie the compensation of the officers to the interests of the stockholders and provide significant additional performance incentives for the officers which directly benefit the stockholders through an increase in the stock value.

         The 2001 compensation of Mr. Huffman, the president and chief executive officer of Kankakee Bancorp, was based upon the salary and performance program, his performance, substantial experience, expertise and length of service with the organization, the performance objectives and the goals of Kankakee Federal and the compensation of officers with similar duties and responsibilities at comparable organizations.

Members of the stock option and compensation committee are:

                           Charles C. Huber, Chairman
                                Wesley E. Walker
                                 Brenda L. Baird
                                  Mark L. Smith

Compensation Committee Interlocks and Insider Participation

         During 2001, the members of the compensation committee were Messrs. Huber, Walker and Baird. None of these individuals was an officer or employee of Kankakee Bancorp or Kankakee Federal in 2001, and none of these individuals is a former officer or employee of either organization. In addition, during 2001 no executive officer served on the board of directors or compensation committee of any other corporation with respect to which any member of our compensation committee was engaged as an executed officer.

Performance Graph

         The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by us shall not be deemed to include the following performance graph and related information unless such graph and related information are specifically stated to be incorporated by reference into such document.

         The following graph shows a five year comparison of cumulative total returns on an investment of $100 on December 31, 1996 in our common stock, the Standard & Poor's 500 Stock Index and the SNL American Stock Exchange Thrift Index. The graph assumes the reinvestment of all dividends received. The graph was prepared by SNL Securities, Charlottesville, Virginia, at our request.

                              [GRAPH APPEARS HERE]

------------------------------------------------------------------------------------------------------------
                                       12/31/96    12/31/97   12/31/98     12/31/99    12/31/00    12/31/01
------------------------------------------------------------------------------------------------------------
Kankakee Bancorp-IL                    $ 100.00    $ 155.12    $ 107.45    $  84.03    $  95.78    $ 130.04
------------------------------------------------------------------------------------------------------------
Standard & Poor's Stock 500 Index      $ 100.00    $ 133.37    $ 171.44    $ 207.52    $ 188.62    $ 166.22
------------------------------------------------------------------------------------------------------------
SNL AMEX Thrift Index                  $ 100.00    $ 169.96    $ 131.56    $ 126.05    $ 150.85    $ 197.86
------------------------------------------------------------------------------------------------------------


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Directors and officers of Kankakee Bancorp and Kankakee Federal, and their associates, were customers of and had transactions with Kankakee Bancorp and Kankakee Federal during 2001. Additional transactions may be expected to take place in the future. All outstanding loans, commitments to loan, transactions in repurchase agreements and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features, except as follows. Pursuant to a program offered to senior officers and certain employees of Kankakee Federal at the time, Ms. Carol S. Hoekstra, a senior vice president of Kankakee Federal, has a first mortgage loan at a rate which is one half percent lower than that offered to the general public at the date of loan origination. The outstanding balance on such loan at December 31, 2001 was approximately $82,952. As of 1990, this program was discontinued for senior officers.

         All loans by Kankakee Federal to its senior officers and directors are subject to Office of Thrift Supervision Regulations. A savings association is generally prohibited from making loans to its senior officers and directors at favorable rates or on terms not comparable to those prevailing to the general public. Kankakee Federal presently does not offer any preferential loans to its senior officers or directors.

                             AUDIT COMMITTEE REPORT

         The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by us shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

         The audit committee assists the board in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The committee also reviews the audited financial statements and recommends to the board that they be included in our annual report on Form 10-K. The committee is comprised solely of independent directors.

         The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2001 with our management and McGladrey & Pullen, LLP, our independent auditors. The committee has also discussed with McGladrey & Pullen the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards) as well as having received and discussed the written disclosures and the letter from McGladrey & Pullen required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and McGladrey & Pullen, the committee has recommended to the board that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ending December 31, 2001 for filing with the Securities and Exchange Commission.

                             Mark L. Smith, Chairman
                                Wesley E. Walker
                                Charles C. Huber
                                 Brenda L. Baird

                   RATIFICATION OF THE APPOINTMENT OF AUDITORS

         Stockholders will be asked to approve the appointment of McGladrey & Pullen, LLP, as our independent public accountants to conduct the audit for the year ending December 31, 2002. A proposal will be presented at the annual meeting to ratify the appointment of McGladrey & Pullen. If the appointment of McGladrey & Pullen, is not ratified, the matter of the appointment of independent public accountants will be considered by the board of directors. A representative of McGladrey & Pullen is expected to attend the annual meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires.

         The board of directors unanimously recommends that you vote FOR the ratification of the appointment of McGladrey & Pullen, LLP, as our auditors for the fiscal year ending December 31, 2002.

Accountant Fees

         Audit Fees. The aggregate fees and expenses billed by McGladrey & Pullen in connection with the audit of our annual financial statements as of and for the years ended December 31, 2001 and for the required review of our financial information included in our SEC filings for the year 2001 was $45,900.

     Financial Information Systems Design and Implementation Fees. There were no fees incurred for these services for the year 2001.

         All Other Fees. The aggregate fees and expenses billed by McGladrey & Pullen for all other services rendered to us during the year ended December 31, 2001 was $37,332. These services included assistance with tax planning issues, preparation of our tax return and supporting schedules, review of our quarterly tax estimates, as well as the administration of our money purchase plan, employee stock ownership plan and our 401(k) plan.

         The audit committee, after consideration of the matter, does not believe that the rendering of these services by McGladrey & Pullen to be incompatible with maintaining McGladrey & Pullen's independence as our principal accountant.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in our proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at our executive offices, 310 S. Schuyler Avenue, P.O. Box 3, Kankakee, Illinois 60901-0003, no later than November 11, 2002, based on this year's mailing date of March 11, 2002.

                                  OTHER MATTERS

         We are not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                        By Order of the Board of Directors

                                        /s/ Michael A. Stanfa
                                        -----------------------
                                        Michael A. Stanfa

                                        Secretary

Kankakee, Illinois
March 11, 2002

                                                                 BLUE PROXY CARD

                  PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                             KANKAKEE BANCORP, INC.

            For the Annual Meeting of Stockholders -- April 26, 2002

P       The undersigned hereby appoints William Cheffer, Larry D. Huffman and
  Michael A. Stanfa, or each of them acting in the absence of the others, with R power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of common stock that the undersigned would be entitled to vote if then personally present at the annual
O meeting of the stockholders of Kankakee Bancorp, Inc., to be held at Sully's-Sullivan's Warehouse, a banquet facility located at 555 South West Avenue, Kankakee, Illinois 60901, on Friday, April 26, 2002, at 10:00 a.m.,
X local time, or any adjournments or postponements of the meeting, upon the matters set forth in the notice of annual meeting and proxy statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in
Y their discretion, the proxies are authorized to vote upon such other business as may come before the meeting:

[_] Check here for address change.          [_] Check here if you plan to attend
                                                the meeting.

New Address: ___________________________

________________________________________

________________________________________


                 (Continued and to be signed on reverse side.)

                               PLEASE DETACH HERE
--------------------------------------------------------------------------------

[X] PLEASE MARK VOTE IN BOX IN THE                               BLUE PROXY CARD
    FOLLOWING MANNER USING DARK INK ONLY

           The board of directors recommends a vote FOR all proposals.

1.  Election of Directors                   FOR    WITHHOLD   FOR ALL      2. To ratify the selection of    FOR AGAINST  ABSTAIN
    William Cheffer and Michael A. Stanfa    ALL     ALL      EXCEPT          McGladrey & Pullen, LLP,      [_]   [_]      [_]
                                             [_]     [_]       [_]            as auditors for Kankakee
    (INSTRUCTIONS: To withhold authority to                                   Bancorp, Inc. for 2002.
     vote for any individual nominee, write that
     nominee's name in the space below.)

    ______________________________________
                                                                               THIS  PROXY  WILL  BE  VOTED  IN  ACCORDANCE WITH
                                                                               SPECIFICATION  MADE. IF NO CHOICES ARE INDICATED,
                                                                               THIS  PROXY  WILL BE  VOTED  FOR ALL PROPOSALS.

                                                                               Dated __________________________________2002

                                                                               ____________________________________________
                                                                               (signature)
                                                                               ____________________________________________
                                                                               (signature)
                                                                               ____________________________________________
                                                                               (title)

                                                                               NOTE:  Please sign  exactly as your  name(s) appears.
                                                                               For joint accounts, each owner should sign. When
                                                                               signing as executor, administrator, attorney, trustee
                                                                               or guardian, etc., please give your full title.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                               PLEASE DETACH HERE
--------------------------------------------------------------------------------